STATE STREET RESEARCH FUNDS                 NEW ACCOUNT APPLICATION

         * Use a pen.
         * Please print in CAPITAL LETTERS.


                                            Use the Additional Services
                                            Application to take advantage of a
                                            range of services, including
                                            checkwriting and Systematic
                                            Withdrawal Plan.


1          Your Account
--------------------------------------------------------------------------------


                                                        (graphic of a telephone)
         * Fill in one type only.



Individual Retirement Accounts require a different application. To obtain an
IRA application, call 1-800-562-0032.                (graphic of a telephone)

Individual / Joint Account
_____________________________________________________________


-------------------------------------------------------------
  Name [first, middle initial, last]

[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
  Social Security number

[ ][ ]/[ ][ ]/[ ][ ]
  Date of birth [month / day / year]


-------------------------------------------------------------
  Name of joint owner, if any [first, middle initial, last]

[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
  Joint owner's Social Security number

[ ][ ]/[ ][ ]/[ ][ ]
  Joint owner's date of birth [month / day / year]


 Joint owners will be joint tenants with rights of survivorship unless you check a different option:

  O Tenants in common  O Tenants by entirety  O Community property

   Gift / Transfer to a Minor [UGMA/UTMA]
_____________________________________________________________



-------------------------------------------------------------
  Name of one custodian [first, middle initial, last]


-------------------------------------------------------------
  As custodian for [name of minor; first, middle initial, last]

Under the  [ ][ ] Uniform Gifts / Transfers to Minors Act

     [minor's state of residence]

[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
  Minor's Social Security number

[ ][ ]/[ ][ ]/[ ][ ]
  Minor's date of birth [month / day / year]

   Trust Account
________________________________________________________________


-------------------------------------------------------------
  Name of trustee [first, middle initial, last]


-------------------------------------------------------------
  Name of co-trustee, if any [first, middle initial, last]


-------------------------------------------------------------
  As trustees of [name of trust]


-------------------------------------------------------------
  For the benefit of [trust beneficiary]

[ ][ ]-[ ][ ][ ][ ][ ][ ][ ]
  Trust's federal tax identification number

[ ][ ]/[ ][ ]/[ ][ ]
  Date of trust agreement [month / day / year]







   Business / Other Account
______________________________________________________________


-------------------------------------------------------------
  Name of entity

[ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Federal tax identification number or Social Security number

O I / We have included a corporate resolution, as is required to open this account.

  Type of entity: O Corporation
                  O Partnership
                  O Estate
                  O Unincorporated association
                  O Guardian



  For all other types of accounts, please call 1-800-562-0032 for a different application.


2         Your Address
--------------------------------------------------------------------------------



---------------------------------------------------------------
  Street address / P.O. Box


---------------------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip





  [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
  Daytime phone number

[ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
  Evening phone number

  Check one:

[ ] U.S. citizen    [ ] Non-U.S. citizen
[ ] U.S. resident   [ ] Resident of:
   [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

3          Your Investment
--------------------------------------------------------------------------------


        * Choose one share class and distribution option for each fund.
        * Generally, the minimum investment is $2,500 per account ($1,000 using Investamatic). Some funds have higher minimums. Please refer to prospectus.





   Fund Name                           Amount You are Investing                 Share Class      All Distributions
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  A   B   C     Reinvested  In Cash
O Aurora                             $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Capital                            $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Emerging Growth                    $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Equity Income                      $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Equity Investment                  $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Global Resources                   $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Government Income                  $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Growth                             $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O High Income                        $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O International Equity               $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Investment Trust                   $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Managed Assets                     $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Money Market                       $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]           Class E only        O         O

O New York Tax-Free                  $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Strategic Income                   $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Tax-Exempt                         $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O

O Other:                             $  [ ],[ ][ ][ ],[ ][ ][ ].[ ][ ]            O   O   O          O         O


  This investment is being made:
  O by mail - make check payable to State Street Research Funds
  O by Federal Funds Wire; the control number is:
  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

  O through a dealer; the wire order confirmation number is:
  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

4          Options for Reducing Sales Charges
--------------------------------------------------------------------------------
        I wish to apply for reduced Class A sales charges through:

 O  Right of Accumulation
________________________________________________


  When calculating my sales charges for this investment, please include the assets in the following accounts owned by me, my family members or other designated persons:

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
 Account number                          Account number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Account number                          Account number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
 Account number                          Account number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Account number                          Account number

 O  Letter of Intent
________________________________________________

  I plan to invest, without obligation, a total of at least the following amount in eligible funds over the next 13 months:

  O $100,000      O $250,000      O $500,000      O $1 Million



  O Please include investments made within the past 90 days in these accounts:


[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Account number                          Account number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Account number                          Account number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Account number                          Account number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Account number                          Account number

5          Telephone Exchanges / Redemptions
--------------------------------------------------------------------------------
        * NOTE: You automatically receive these privileges unless you decline them.

* See terms and conditions for telephone requests in current prospectus(es).
* Not available for certificate shares.

   Telephone Exchange Privilege
____________________________________________________


  Allows you or your dealer to request exchanges into other State Street Research funds (and assumes you have read the relevant prospectuses).

O I DO NOT want this privilege on my account.
                                                  Initial here

   Telephone Redemption Privilege
_____________________________________________________


  Allows you (but not your dealer) to phone requests to sell shares, with the proceeds sent to the address of record.

O I DO NOT want this privilege on my account.
                                                  Initial here


6          Transfers To / From Your Bank
--------------------------------------------------------------------------------
        * Convenient services to help you buy or sell fund shares.

        * Be sure to attach a deposit slip or voided, unsigned check depending on the service(s) you are requesting.

  I would like to request one or more of the following service(s):

 O Investamatic
________________________________________________________


        Makes periodic investments in the State Street Research fund of your choice. I authorize automatic withdrawals from the bank account specified at the bottom of the page. I request these withdrawals to occur: O 5th or O 20th or O 5th and 20th of a month. O every month on the __________________ O every quarter,

        $[ ][ ][ ],[ ][ ][ ].[ ][ ]
        Investment amount ($50 minimum)      Fund

        [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
        Account number (if existing account)

        $[ ][ ][ ],[ ][ ][ ].[ ][ ]
        Investment amount ($50 minimum)      Fund

        [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
        Account number (if existing account)



 O EZ Trader
_________________________________________________________


        Allows you to move money between your fund account and bank account by calling State Street Research. NOTE: Your bank must be a member of the Automated Clearing House (ACH) system.



 O Wire Redemption Capability
__________________________________________________________


        Lets you designate a bank account to receive proceeds by wire when you sell State Street Research shares.

Bank Account Information

------------------------------------------------------------------------------
  Please establish the service(s) between my fund account and my:

O Checking account [voided, unsigned check attached]

O NOW / money market / savings account [deposit slip attached]


---------------------------------------------------
  Bank name


---------------------------------------------------
  Bank address


---------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip

[ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Bank routing number

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Bank account number


---------------------------------------------------------------
  Name of one bank account holder, exactly as on bank statements


---------------------------------------------------------------
  Name of second bank account holder, if any


---------------------------------------------------------------
  Signature of one bank account holder, exactly as on bank statements


---------------------------------------------------------------
  Signature of of second bank account holder, if any



7          Your Signature
--------------------------------------------------------------------------------
                                                              [graphic of a pen]

        * All owners listed in Section 1 need to sign this application.

        * Please note that the certification below and the provision of your federal tax identification number are the only portions of this application for which the IRS requires your consent.

  I acknowledge that I:

  * have received current prospectus(es) for all funds in which I am investing.

  * accept the terms of investment described in the prospectus(es) and this application.

  * understand that these same terms will also apply to all shares obtained by exchange.

  * accept responsibility for unauthorized telephone instructions unless the fund's agents are negligent or unless I declined the privileges in Section 5.

  I certify, under penalties of perjury, that:

  * (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


---------------------------------------------------------------
  Your signature exactly as your name appears in Section 1


---------------------------------------------------------------
  Signature of joint owner (if any) exactly as name appears in Section 1


  Date: [ ][ ]/[ ][ ]/[ ][ ]
          [month / day / year]

  Date: [ ][ ]/[ ][ ]/[ ][ ]
          [month / day / year]

8          Signature Guarantee
--------------------------------------------------------------------------------


        * If you are investing directly, have Part I completed; if not, have your dealer fill out Part II.

   A - For Direct Investments
_________________________________________________


-----------------------------------------------------
  Name of bank or other guarantor


-----------------------------------------------------
  Street address


-----------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip



  * The bank or guarantor guarantees the owner's legal capacity and all signatures on this application and on related investment checks and instructions, including the Additional Services Application.


--------------------------------------------------------------
  Signature of bank's or guarantor's authorized representative





  Date: [ ][ ]/[ ][ ]/[ ][ ]
       [month / day / year]









   B - For Investments Through a Dealer
_______________________________________________________


-----------------------------------------------------
  Dealer name


-----------------------------------------------------
  Home office address


-----------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip


-----------------------------------------------------
  Branch office address


-----------------------------------------------------
  City

[ ][ ]  [ ][ ][ ][ ][ ]-[ ][ ][ ][ ]
  State                Zip

[ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
  Branch office telephone number



  The dealer:

  * agrees to the terms of the current prospectus(es), application and current dealer agreement, which is included by reference.

  * represents that it has given the owner(s) all relevant prospectus(es).

  * represents that it has completed this application according to instructions from the owner(s).

  * will indemnify the fund, its advisor, distributor or other agents from any losses resulting from these instructions.

  * guarantees the owner's legal capacity and all signatures on this application and on related investment checks and instructions including the Additional Services Application.



[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
  Registered Representative

[ ][ ][ ][ ][ ][ ][ ][ ]
  Registered Representative number


-----------------------------------------------------
  Signature of authorized officer of dealer